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                                                                   EXHIBIT 10.27

                                 AMENDMENT NO. 2

       AMENDMENT NO. 2, dated as of May 7, 1999 (this "AMENDMENT"), to the First Amended and Restated Credit Agreement, dated as of February 19, 1999, by and among Global Vacation Group, Inc., the Lenders party thereto and The Bank of New York, as Administrative Agent (as amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT").

                                    RECITALS

I. Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

II. The Borrower has requested that the Administrative Agent agree to amend the Credit Agreement upon the terms and conditions contained in this Amendment, and the Administrative Agent is willing so to agree.

Accordingly, in consideration of the Recitals and the terms and conditions hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Borrower and the Administrative Agent hereby agree as follows:

1.     Section 8.4 of the Credit Agreement is amended as follows:

(a)    The following is added immediately before the semicolon in clause (d):
       "and option payments in an aggregate amount not exceeding $14,050,000 made by the Borrower to acquire the Capital Stock of Trace Miller Solutions, Inc.".

(b)    The word "and" at the end of clause (e) is deleted.

(c)    The period at the end of clause (f) is replaced by "; and".

(d)    The following is added as a new clause (g):

                  "(g) loans and advances made by the Borrower to Roger Ballou and J. Raymond Lewis in an aggregate principal amount not exceeding $1,208,000 and $302,000, respectively, at any time outstanding, together with any evidence thereof, provided that the proceeds of each such loan or advance shall be used solely for the purpose of enabling them to pay or satisfy their respective tax liabilities.".

2.     Section 8.5(d) of the Credit Agreement is amended as follows:

(a) The words "with respect to each Acquisition made in any period of four consecutive fiscal quarters occurring after the First Restatement Date" are deleted and the following is inserted in their place: "with respect to each Acquisition made in any period consisting of the then current fiscal quarter and such number of immediately preceding full consecutive fiscal quarters as shall have occurred after December 31, 1998 (which number shall in no event exceed three)".

(b)    The following is inserted immediately after the amount "$25,000,000":
       "provided that, notwithstanding anything to the contrary contained in any Loan Document, an additional $20,000,000 of Acquisition Consideration may be paid solely in connection with the Acquisition of the Capital Stock of Trace Miller Solutions, Inc., and for purposes of calculating the amounts referred to in subclauses (i) through (iv) of this

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       clause (d), the Acquisition Consideration paid in connection with such
       Acquisition shall be included only to the extent of the portion thereof that exceeds $20,000,000".

3. Section 8.11 is amended by adding the following proviso immediately before the period at the end thereof: "provided that this Section shall not apply to any transaction permitted under Section 8.4(g)".

4. Paragraphs 1 - 3 hereof shall not be effective until such time as the Required Lenders shall have consented hereto in writing.

5. The Borrower hereby (a) represents and warrants that all of the representations and warranties contained in the Loan Documents are true and correct in all material respects with the same effect as though such representations and warranties had been made on the date hereof, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties are true and correct on and as of such earlier date, and (b) reaffirms and admits the validity and enforceability of each Loan Document and all of the obligations of each Loan Party under such Loan Document.

6. In all other respects, the Loan Documents shall remain in full force and effect, and no amendment in respect of any term or condition of any Loan Document shall be deemed to be an amendment in respect of any other term or condition contained in any Loan Document.

7. This Amendment may be executed in any number of counterparts all of which, when taken together, shall constitute one agreement. In making proof of this Amendment, it shall only be necessary to produce the counterpart executed and delivered by the party to be charged.

8. THIS AMENDMENT IS BEING EXECUTED AND DELIVERED IN, AND IS INTENDED TO BE PERFORMED IN, THE STATE OF NEW YORK AND SHALL BE CONSTRUED AND ENFORCEABLE IN ACCORDANCE WITH, AND BE GOVERNED BY, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS.


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AS EVIDENCE of the agreement by the parties hereto to the terms and conditions herein contained, each such party has caused this Amendment to be executed on its behalf.

                                        GLOBAL VACATION GROUP, INC.

                                        By:    /s/ ROGER H. BALLOU
                                            -----------------------------------
                                        Name:      Roger Ballou
                                             ----------------------------------
                                        Title:     Chairman
                                              ---------------------------------

                                        THE BANK OF NEW YORK,
                                        individually and as Administrative Agent

                                        By:    /s/ ROBERT SANTORIELLO
                                            -----------------------------------
                                        Name:      Robert Santoriello
                                             ----------------------------------
                                        Title:     Assistant Vice President
                                              ---------------------------------

                                        BANK OF AMERICA, FSB

                                        By:    /s/ BARBARA LEVY
                                            -----------------------------------
                                        Name:      Barbara Levy
                                             ----------------------------------
                                        Title:     Senior Vice President
                                              ---------------------------------

                                        FIRST UNION NATIONAL BANK

                                        By:    /s/ GORGE GONZALEZ
                                            -----------------------------------
                                        Name:      Gorge Gonzalez
                                             ----------------------------------
                                        Title:     Senior Vice President
                                              ---------------------------------


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AGREED TO:

SUNSHINE VACATIONS, INC.
GLOBAL VACATION MANAGEMENT COMPANY
HADDON HOLIDAYS, INC.
GLOBETROTTERS, INC.
CLASSIC CUSTOM VACATIONS
MTI VACATIONS, INC.
GVG FINANCE COMPANY
FRIENDLY HOLIDAYS, INC.
ISLAND RESORT TOURS, INC.
INTERNATIONAL TRAVEL & RESORTS, INC.

AS TO EACH OF THE FOREGOING:

By:    /s/ ROGER H. BALLOU
    -------------------------------
Name:      Roger Ballou
     ------------------------------
Title:     Chairman
      -----------------------------